UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 25, 2009
NORTHFIELD LABORATORIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24050 (Commission File Number)	36-3378733 (IRS Employer Identification No.)
1560 Sherman Avenue
Suite 1000
Evanston, Illinois 60201-4800
(Address of Principal Executive Offices and Zip Code)
(847) 864-3500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership
     On June 1, 2009, Northfield Laboratories Inc. (the “Company”) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
     On August 7, 2009, the Company filed an Amended Plan of Liquidation (including all exhibits thereto and as amended, modified or supplemented from time to time, the “Plan”) and a Disclosure Statement for its Amended Plan of Liquidation (including all exhibits thereto and as amended, modified or supplemented from time to time, the “Disclosure Statement”) with the Bankruptcy Court.
     On September 11, 2009, the Bankruptcy Court entered an order pursuant to section 1129(a) of the Bankruptcy Code and Rule 3020 of the Federal Rules of Bankruptcy Procedure confirming the Plan. On September 25, 2009, the “Effective Date” occurred with respect to the Plan.
     On the Effective Date, in accordance with the Plan (i) all of the assets of the Company were transferred to a liquidating trust (the “Liquidation Trust”), (ii) the Company ceased to exist and was deemed dissolved pursuant to applicable state law, (iii) all Interests (as defined in the Plan), other than the Securities Claims (as defined in the Plan), including equity securities of the Company, whether common stock, warrants or options, were deemed to have been cancelled and extinguished, (iv) each member of the Board of Directors of the Company ceased to be a director of the Company and ceased to have any further legal, equitable, fiduciary or other obligations with respect to the Company, any party in interest in the Company’s bankruptcy case, the Liquidation Trust or the Remaining Assets (as defined in the Plan) and (v) each officer of the Company ceased to be an officer of the Company and ceased to have any further legal, equitable, fiduciary or other obligations with respect to the Company, any party in interest with respect to the Company’s bankruptcy case, the Liquidation Trust or the Remaining Assets.

Item 2.01	Completion of Acquisition of Disposition of Assets
     As described in Item 1.03, on the Effective Date, all of the assets, rights and properties of the Company were transferred to the Liquidating Trust in accordance with the Plan.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     As describe in Item 1.03, on the Effective Date, in accordance with the Plan (i) each member of the Board of Directors of the Company ceased to be a director of the Company and ceased to have any further legal, equitable, fiduciary or other obligations with respect to the Company, any party in interest in the Company’s bankruptcy case, the Liquidation Trust or the Remaining Assets and (ii) each officer of the Company ceased to be an officer of the Company and ceased to have any further legal, equitable, fiduciary or other obligations with respect to the Company, any party in interest with respect to the Company’s bankruptcy case, the Liquidation Trust or the Remaining Assets.

EXPLANATORY NOTE
     As a result of the dissolution of the Company and the cessation of the employment of each of the officers of the Company on the Effective Date in accordance with the Plan, the Company has not complied with the signature requirements applicable to this Current Report on Form 8-K in accordance with the Securities Exchange Act of 1934.